                                                                    Exhibit 99.5

May-2001                              1995-C                              Page 1





                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-C
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)



RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                 $3,208,790,692.40
Beginning of the Month Finance Charge Receivables:              $163,530,104.34
Beginning of the Month Discounted Receivables:                            $0.00
Beginning of the Month Total Receivables:                     $3,372,320,796.74

Removed Principal Receivables:                                            $0.00
Removed Finance Charge Receivables:                                       $0.00
Removed Total Receivables:                                                $0.00

Additional Principal Receivables:                                         $0.00
Additional Finance Charge Receivables:                                    $0.00
Additional Total Receivables:                                             $0.00

Discounted Receivables Generated this Period:                             $0.00

End of the Month Principal Receivables:                       $3,147,935,537.87
End of the Month Finance Charge Receivables:                    $159,056,585.18
End of the Month Discounted Receivables:                                  $0.00
End of the Month Total Receivables:                           $3,306,992,123.05

Special Funding Account Balance                                           $0.00
Aggregate Invested Amount (all Master Trust II Series)        $2,300,000,000.00
End of the Month Transferor Amount                              $847,935,537.87
End of the Month Transferor Percentage                                    26.94%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                       $71,394,092.52
     60-89 Days Delinquent                                       $51,307,483.88
     90+ Days Delinquent                                        $102,818,374.25

     Total 30+ Days Delinquent                                  $225,519,950.65
     Delinquent Percentage                                                 6.82%

Defaulted Accounts During the Month                              $25,049,801.51
Annualized Default Percentage                                              9.37%

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May-2001                             1995-C                               Page 2


Principal Collections                                           $411,386,451.79
Principal Payment Rate                                                    12.82%

Total Payment Rate                                                        13.70%

INITIAL INVESTED AMOUNTS
     Class A Initial Invested Amount                            $322,000,000.00
     Class B Initial Invested Amount                             $28,000,000.00
                                                           --------------------
TOTAL INITIAL INVESTED AMOUNT                                   $350,000,000.00

INVESTED AMOUNTS
     Class A Invested Amount                                    $368,000,000.00
     Class B Invested Amount                                     $32,000,000.00
                                                           --------------------
TOTAL INVESTED AMOUNT                                           $400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            12.47%

PRINCIPAL ALLOCATION PERCENTAGE                                           12.47%

MONTHLY SERVICING FEE                                              $500,000.00

INVESTOR DEFAULT AMOUNT                                          $3,122,646.99

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                   92.00%

     Class A Finance Charge Collections                          $6,266,764.15
     Other Amounts                                                       $0.00

TOTAL CLASS A AVAILABLE FUNDS                                    $6,266,764.15

     Class A Monthly Interest                                    $1,388,765.56
     Class A Servicing Fee                                         $460,000.00
     Class A Investor Default Amount                             $2,872,835.23

TOTAL CLASS A EXCESS SPREAD                                      $1,545,163.36

REQUIRED AMOUNT                                                          $0.00

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May-2001                               1995-C                             Page 3


CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                     8.00%

     Class B Finance Charge Collections                             $544,936.03
     Other Amounts                                                        $0.00

TOTAL CLASS B AVAILABLE FUNDS                                       $544,936.03

     Class B Monthly Interest                                       $124,206.67
     Class B Servicing Fee                                           $40,000.00

TOTAL CLASS B EXCESS SPREAD                                         $380,729.36

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                               $1,925,892.72

     Excess Spread Applied to Required Amount                             $0.00

     Excess Spread Applied to Class A Investor Charge Offs                $0.00

     Excess Spread Applied to Class B Interest, Servicing Fee,
     and Default Amount                                             $249,811.76

     Excess Spread Applied to Class B Reductions of Class B
     Investe                                                              $0.00

     Excess Spread Applied to Monthly Cash Collateral Fee            $27,199.30

     Excess Spread Applied to Cash Collateral Account                     $0.00

     Excess Spread Applied to Reserve Account                             $0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                          $151.60

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                           $1,648,730.06

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May-2001                                1995-C                            Page 4


EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                        $9,315,594.30

SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1995-C                                                             $0.00

    Excess Finance Charge Collections applied to
    Required Amount                                                       $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                          $0.00

    Excess Finance Charge Collections applied to
    Class B Interest, Servicing Fee, and Default Items                    $0.00

    Excess Finance Charge Collections applied to Reductions of
    Class B Invested Amount                                               $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                           $0.00

    Excess Finance Charge Collections applied to
    Cash Collateral Account                                               $0.00

    Excess Finance Charge Collections applied to
    Reserve Account                                                       $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                          $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                              6.39%
    Base Rate (Prior Month)                                                7.29%
    Base Rate (Two Months Ago)                                             7.43%
                                                                      ---------
THREE MONTH AVERAGE BASE RATE                                              7.04%

    Portfolio Yield (Current Month)                                       11.07%
    Portfolio Yield (Prior Month)                                         11.84%
    Portfolio Yield (Two Months Ago)                                      13.09%
                                                                      ---------
THREE MONTH AVERAGE PORTFOLIO YIELD                                       12.00%

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May-2001                                1995-C                            Page 5


PRINCIPAL COLLECTIONS
---------------------

CLASS A PRINCIPAL PERCENTAGE                                              92.00%

    Class A Principal Collections                                $47,179,834.63

CLASS B PRINCIPAL PERCENTAGE                                               8.00%

    Class B Principal Collections                                 $4,102,594.32

TOTAL PRINCIPAL COLLECTIONS                                      $51,282,428.95

INVESTOR DEFAULT AMOUNT                                           $3,122,646.99

REALLOCATED PRINCIPAL COLLECTIONS                                         $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                         $0.00

CLASS A ACCUMULATION
    Controlled Accumulation Amount                                        $0.00
    Deficit Controlled Accumulation Amount                                $0.00
CONTROLLED DISTRIBUTION AMOUNT                                            $0.00

CLASS B ACCUMULATION
    Controlled Accumulation Amount                                        $0.00
    Deficit Controlled Accumulation Amount                                $0.00
CONTROLLED DISTRIBUTION AMOUNT                                            $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                $54,405,075.94

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                              $0.00
CLASS B INVESTOR CHARGE OFFS                                              $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                   $0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                   $0.00

CASH COLLATERAL ACCOUNT
-----------------------

    Required Cash Collateral Amount                              $52,000,000.00
    Available Cash Collateral Amount                             $52,000,000.00

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May-2001                                1995-C                            Page 6


INTEREST RATE CAP PAYMENTS
--------------------------

    Class A Interest Rate Cap Payments                                     $0.00
    Class B Interest Rate Cap Payments                                     $0.00

TOTAL DRAW AMOUNT                                                          $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                            $0.00








                                      First USA Bank, National Association
                                      as Servicer

                                      By:    /s/ Tracie H. Klein
                                             ---------------------------------
                                             Tracie H. Klein
                                             First Vice President